Execution Version
FIRST SUPPLEMENTAL INDENTURE

     FIRST SUPPLEMENTAL INDENTURE (the “Supplemental Indenture”), dated as of October 28, 2005, to the Indenture made by and among Foster Wheeler LLC, a limited liability company organized under the laws of Delaware (the “Company”), the guarantors set forth on Exhibit A hereto and Wells Fargo Bank, National Association (the “Trustee”), dated September 24, 2004 (the “Indenture”).

W I T N E S S E T H

     WHEREAS, the Company has issued 10.359% Senior Notes Due September 15, 2011, Series A guaranteed by Foster Wheeler Ltd. (“Parent”) and the subsidiary guarantors set forth in the Indenture (together with Parent, the “Guarantors”) (the “2011 Notes”), pursuant to the Indenture;

     WHEREAS, the Company desires to amend the Indenture for the purpose of changing and eliminating certain provisions;

     WHEREAS, Section 9.02 of the Indenture provides that the Indenture may be amended, subject to certain exceptions, with the consent of the Holders of a majority in aggregate principal amount of the outstanding 2011 Notes;

     WHEREAS, the Company has received consents to the following amendments from the holders of at least a majority in aggregate principal amount of the outstanding 2011 Notes; and

     WHEREAS, all conditions precedent to amend the Indenture and to make this First Supplemental Indenture a valid and binding instrument in accordance with its terms have been satisfied.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Guarantors and the Trustee agree as follows:

ARTICLE I
EFFECTIVENESS AND EFFECT

     SECTION 1.01. Effectiveness and Effect.

     This First Supplemental Indenture shall take effect on the date hereof. The provisions set forth in this First Supplemental Indenture shall be deemed to be, and shall be construed as part of, the Indenture. All references to the Indenture in the Indenture or in any other agreement, document or instrument delivered in connection therewith or pursuant thereto shall be deemed to refer to the Indenture as amended by this First Supplemental Indenture.

ARTICLE II
AMENDMENT OF CERTAIN PROVISIONS OF THE INDENTURE

     SECTION 2.01. Deletion of Certain Provisions.

     (a) The section headings and the text of Sections 4.03, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.14, 4.15, 4.16, 5.01, 5.02, 6.01(3), 6.01(5), 6.01(6) and 10.02(b) of the Indenture are hereby deleted and eliminated in their entirety and replaced with “[Intentionally Deleted by Amendment]”.

     (b) The Indenture shall be amended by deleting Section 6.01(7) in its entirety, as it currently reads, and by substituting in its place a new Section 6.01(7) as follows:

“an involuntary case or other proceeding is commenced against the Company or Parent with respect to it or its debts under bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of 60 days; or an order for relief is entered against the Company or Parent under U.S. federal bankruptcy laws as now or hereafter in effect;”

     (c) The Indenture shall be amended by deleting Section 6.01(8) in its entirety, as it currently reads, and by substituting in its place a new Section 6.01(8) as follows:

“the Company or Parent (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or Parent, or for all or substantially all of the property and assets of the Company or Parent or (iii) effects any general assignment for the benefit of creditors;”

     (d) All references in the Indenture, as amended by this Section 2.01, to any of the provisions deleted and eliminated as provided above, or to terms defined in such provisions, shall also be deemed deleted and eliminated.

ARTICLE III MISCELLANEOUS
SECTION 3.01. Indenture Effective.

     Except as amended and supplemented hereby, the Indenture is hereby ratified and confirmed in all respects and shall remain in full force and effect.

SECTION 3.02. Amendment; Discharge.

     No provisions of this First Supplemental Indenture may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties hereto.

SECTION 3.03. Notices.

     All notices provided hereunder shall be deemed made when delivered to the principal executive offices of the party to be notified.

SECTION 3.04. Governing Law.

     This First Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

SECTION 3.05. Counterparts.

     This First Supplemental Indenture may be executed in counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instruments.

SECTION 3.06. Trustee.

     The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture. The statements and recitals herein are deemed to be those of the Company not of the Trustee.

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SECTION 3.07. Trust Indenture Act to Control.

     If and to the extent that any provision of this First Supplemental Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the TIA, such imposed duties shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the TIA provision shall be deemed to apply to this First Supplemental Indenture as so modified or excluded, as the case may be.

SECTION 3.08. Headings.

     The titles and headings of the articles and sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 3.09. Separability.

     In case any one or more of the provisions contained in this First Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture, but this First Supplemental Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     SECTION 3.10. Benefits of Supplemental Indenture.

     Nothing in this First Supplemental Indenture or Indenture, express or implied shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder, any benefit of any legal or equitable right, remedy or claim under the Indenture or this First Supplemental Indenture.

SECTION 3.11. Assignment.

     The Company will have the right at all times to assign any of its respective rights or obligations under this First Supplemental Indenture to a direct or indirect wholly owned Subsidiary of the Company; provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this First Supplemental Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This First Supplemental Indenture may not otherwise be assigned by the parties thereto.

SECTION 3.12. Definitions.

     Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Indenture.

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     IN WITNESS WHEREOF, each of the parties hereto and each Guarantor has caused this First Supplemental Indenture to be executed and delivered as of the date first written above.

FOSTER WHEELER LLC, as issuer

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Vice President & Treasurer

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
Not in its individual capacity, but solely as Trustee

By: /s/ Jane Y. Schweiger

Name: Jane Y. Schweiger
Title: Vice President

FOSTER WHEELER LTD., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Vice President & Treasurer

CONTINENTAL FINANCE COMPANY LTD., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Vice President & Treasurer

EQUIPMENT CONSULTANTS, INC., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FINANCIAL SERVICES, S.A.R.L., as Guarantor

By: /s/ Rakesh K. Jindal

Name: Rakesh K. Jindal
Title: Manager

[Signature Page to First Supplemental Indenture]

FOSTER WHEELER ASIA LIMITED, as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Vice President & Treasurer

FOSTER WHEELER ASIA PACIFIC PTE LTD., as
Guarantor

By: /s/ John E. D. Hodson

Name: John E. D. Hodson
Title: Director

FOSTER WHEELER CANADA, LTD., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER CARIBE CORPORATION,
C.A., as Guarantor

By: /s/ W. Troy Roder

Name: W. Troy Roder
Title: President

FOSTER WHEELER CONTINENTAL B.V., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Managing Director

FOSTER WHEELER CONSTRUCTORS, INC., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

[Signature Page to First Supplemental Indenture]

FOSTER WHEELER DEVELOPMENT
CORPORATION, as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER ENERGY CORPORATION,
as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER ENERGY
MANUFACTURING, INC., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER ENERGY SERVICES, INC.,
as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER ENVIRONMENTAL
CORPORATION, as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER EUROPE B.V., as Guarantor

By: /s/ Lisa Fries Gardner

Name: Lisa Fries Gardner
Title: Managing Director

[Signature Page to First Supplemental Indenture]

FOSTER WHEELER EUROPE LIMITED, as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Director

FOSTER WHEELER FACILITIES
MANAGEMENT, INC., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer:

FOSTER WHEELER HOLDINGS LTD., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER INC., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER INTERCONTINENTAL
CORPORATION, as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER INTERNATIONAL
CORPORATION, as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

[Signature Page to First Supplemental Indenture]

FOSTER WHEELER INTERNATIONAL
HOLDINGS, INC., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER (MALAYSIA) SDN. BHD, as
Guarantor

By: /s/ Keith Batchelor

Name: Keith Batchelor
Title: Managing Director

FOSTER WHEELER MIDDLE EAST
CORPORATION, as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Vice President & Treasurer

FOSTER WHEELER NORTH AMERICA CORP.,
as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER PETROLEUM SERVICES
S.A.E., as Guarantor

By: /s/ Keith Batchelor

Name: Keith Batchelor
Title: Chairman

FOSTER WHEELER POWER COMPANY
LTD./LA SOCIÉTÉ D’ENERGIE FOSTER
WHEELER LTÉE, as Guarantor

By: /s/ Anthony Scerbo

Name: Anthony Scerbo
Title: Vice President & Controller

[Signature Page to First Supplemental Indenture]

FOSTER WHEELER POWER CORPORATION, as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER POWER SYSTEMS, INC., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER PYROPOWER, INC., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER REAL ESTATE
DEVELOPMENT CORP., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: President & Treasurer

FOSTER WHEELER REALTY SERVICES, INC.,
as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: President & Treasurer

FOSTER WHEELER USA CORPORATION, as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

[Signature Page to First Supplemental Indenture]

FOSTER WHEELER VIRGIN ISLANDS, INC., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER ZACK, INC., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

FW ENERGIE B.V., as Guarantor

By: /s/ Anthony Scerbo

Name: Anthony Scerbo
Title: Director

F.W. GESTAO E SERVICOS, S.A., as Guarantor

By: /s/ Brian K. Ferraioli

Name: Brian K. Ferraioli
Title: Director

By: /s/ N. Christopher Holt

Name: N. Christopher Holt
Title: Director

FW HUNGARY LICENSING LIMITED
LIABILITY COMPANY, as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Managing Director

FW MANAGEMENT OPERATIONS, LTD., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Vice President & Treasurer

[Signature Page to First Supplemental Indenture]

FW OVERSEAS OPERATIONS LIMITED, as
Guarantor

By: /s/ Lisa Fries Gardner

Name: Lisa Fries Gardner
Title: Director

MANOPS LIMITED, as Guarantor

By: /s/ N. Christopher Holt

Name: N. Christopher Holt
Title: Director

P.E. CONSULTANTS, INC., as Guarantor

By: /s/ Brian K. Ferraioli

Name: Brian K. Ferraioli
Title: Director

PERRYVILLE III TRUST
A trust formed under the laws of New York
By: Foster Wheeler LLC, as Owner Trustee of the
Perryville III Trust

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Vice President & Treasurer

PERRYVILLE SERVICE COMPANY LTD., as
Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasuer

PROCESS CONSULTANTS, INC., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

[Signature Page to First Supplemental Indenture]

PYROPOWER OPERATING SERVICES
COMPANY, INC., as Guarantor

By: /s/ Thierry Desmaris

Name: Thierry Desmaris
Title: Treasurer

SINGLETON PROCESS SYSTEMS GMBH, as
Guarantor

By: /s/ Steve DiLauri

Name: Steve DiLauri
Title: Managing Director

[Signature Page to First Supplemental Indenture]

Exhibit A

Guarantors

Foster Wheeler Ltd.
Continental Finance Company Ltd.
Equipment Consultants, Inc.
Financial Services, S.A.R.L.
Foster Wheeler Asia Limited
Foster Wheeler Asia Pacific Pte. Ltd.
Foster Wheeler Canada Ltd.
Foster Wheeler Caribe Corporation, C.A.
Foster Wheeler Continental B.V.
Foster Wheeler Constructors, Inc.
Foster Wheeler Development Corporation
Foster Wheeler Energy Corporation
Foster Wheeler Energy Manufacturing, Inc.
Foster Wheeler Energy Services, Inc.
Foster Wheeler Environmental Corporation
Foster Wheeler Europe B.V.
Foster Wheeler Europe Limited
Foster Wheeler Facilities Management, Inc.
Foster Wheeler Holdings Ltd.
Foster Wheeler Inc.
Foster Wheeler Intercontinental Corporation
Foster Wheeler International Corporation
Foster Wheeler International Holdings, Inc.
Foster Wheeler (Malaysia) Sdn. Bhd.
Foster Wheeler Middle East Corporation
Foster Wheeler North America Corp.
Foster Wheeler Petroleum Services S.A.E.
Foster Wheeler Power Company Ltd. / La Societe D’Energie Foster Wheeler
Ltee.
Foster Wheeler Power Corporation
Foster Wheeler Power Systems, Inc.
Foster Wheeler Pyropower, Inc.
Foster Wheeler Real Estate Development Corp.
Foster Wheeler Realty Services, Inc.

Foster Wheeler USA Corporation
Foster Wheeler Virgin Islands, Inc.
Foster Wheeler Zack, Inc.
FW Energie B.V.
F.W. Gestao E Servicos, S.A.
FW Hungary Licensing limited Liability Company
FW Management Operations Ltd.
FW Overseas Operations Ltd.
Manops Limited
P.E. Consultants, Inc.
Perryville III Trust
Perryville Service Company Ltd.
Process Consultants, Inc.
Pyropower Operating Services Company, Inc.
Singleton Process Systems GmbH